UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 24, 2022

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code (201) 816-8900

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 5.25% Series A Non-Cumulative, perpetual preferred stock)	CNOBP	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2022, ConnectOne Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on April 14, 2022.

On April 6, 2022, the record date for the Annual Meeting, there were a total of 39,464,678 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 35,192,348 shares of common stock were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the shareholders at the Annual Meeting, and the final voting results with respect to such proposals, were as follows:

Proposal 1:	The election of twelve persons to serve as directors for one-year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes for and withheld, as well as the number of Abstentions and Broker Non-Votes:

	For	Withheld	Broker Non-Votes
Frank Sorrentino III	28,879,753	502,494	5,810,101
Stephen T. Boswell	29,231,625	150,622	5,810,101
Frank W. Baier	29,240,080	142,167	5,810,101
Frank Huttle III	23,723,649	5,658,598	5,810,101
Michael Kempner	28,923,604	458,643	5,810,101
Nicholas Minoia	25,178,591	4,203,656	5,810,101
Anson M. Moise	29,285,091	97,156	5,810,101
Katherin Nukk-Freeman	26,908,820	2,473,427	5,810,101
Joseph Parisi, Jr.	28,927,138	455,109	5,810,101
Daniel Rifkin	29,250,621	131,626	5,810,101
Mark Sokolich	29,279,682	102,565	5,810,101
William A. Thompson	25,167,538	4,214,709	5,810,101

Proposal 2:	The non-binding resolution with respect to the compensation of the Company’s executive officers was adopted. The votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes are as follows:

FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
28,350,743	691,118	340,386	5,810,101

Proposal 3:	The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2022 was approved. The number of votes For and Against with regard to this proposal, as well as the number of Abstentions was as follows:

FOR	AGAINST	ABSTENTIONS
34,770,044	411,463	10,841

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 26, 2022	By:	/s/William S. Burns
WILLIAM S. BURNS
Senior Executive Vice President and Chief Financial Officer